EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
     In connection with the accompanying Annual Report of Cohu, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 26, 2009 (the “Report”), I, Jeffrey D. Jones, Vice President Finance & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2010

/s/ Jeffrey D. Jones
Jeffrey D. Jones,
Vice President Finance and Chief Financial Officer